GMO Trust

40 Rowes Wharf
Boston, Massachusetts 02110

February 23, 2005

Dear Shareholder:

A Special Meeting of the Shareholders of GMO Trust will be held on March 23, 2005 at 9:00 a.m., Boston time, on the 6th floor of 40 Rowes Wharf, Boston, Massachusetts.

The matters to be acted upon at the meeting with respect to each GMO Fund are described in the attached Notice and Proxy Statement. The Trust’s Board of Trustees is seeking your vote for the slate of nominees for Trustee identified in the Proxy Statement. Also, shareholders of certain Funds will be asked to approve changes to their Funds’ fundamental investment restrictions.

We urge you to complete, sign and return the enclosed proxy card promptly. A postage-paid envelope is enclosed for this purpose. Whether or not you plan to be present at the meeting, we need your vote. To have your vote count, you must return a proxy card for each of the Funds in which you are invested.

If your shares are held in street name, only your bank or broker can vote your shares, and only upon receipt of your specific instructions. Please contact the person responsible for your account and instruct him or her to execute a proxy card today.

We look forward to receiving your proxy so that your shares may be voted at the meeting.

Sincerely,
/S/ R. JEREMY GRANTHAM
R. Jeremy Grantham
Chairman of the Board

Proxy Statement - As filed 2_23_05).DOC

GMO Trust

GMO Alpha Only Fund
GMO Benchmark-Free Allocation Fund
GMO Core Plus Bond Fund
GMO Currency Hedged International Bond Fund
GMO Currency Hedged International Equity Fund
GMO Domestic Bond Fund
GMO Emerging Countries Fund
GMO Emerging Country Debt Fund
GMO Emerging Country Debt Share Fund
GMO Emerging Markets Fund
GMO Emerging Markets Quality Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO Global Balanced Asset Allocation Fund
GMO Global Bond Fund
GMO Global Growth Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Growth Fund
GMO Inflation Indexed Bond Fund
GMO International Bond Fund
GMO International Disciplined Equity Fund
GMO International Equity Allocation Fund
GMO International Growth Fund
GMO International Intrinsic Value Fund
GMO International Small Companies Fund
GMO Intrinsic Value Fund
GMO Real Estate Fund
GMO Short-Duration Collateral Fund
GMO Short-Duration Investment Fund
GMO Small Cap Growth Fund
GMO Small Cap Value Fund
GMO Special Purpose Holding Fund
GMO Taiwan Fund
GMO Tax-Managed International Equities Fund
GMO Tax-Managed Small Companies Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tobacco-Free Core Fund
GMO U.S. Core Fund
GMO U.S. Quality Equity Fund
GMO U.S. Sector Fund
GMO Value Fund
GMO World Opportunity Overlay Fund

40 Rowes Wharf
Boston, Massachusetts 02110

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of GMO Trust (the “Trust”):

Notice is hereby given that a special meeting of the shareholders of the Trust (the “Special Meeting”) will be held on March 23, 2005 on the 6th Floor of 40 Rowes Wharf, Boston, Massachusetts, at 9:00 a.m., Boston time, for the following purposes, each of which is more fully described in the accompanying Proxy Statement dated February 23, 2005:

1.	With respect to all of the Funds of the Trust, to elect the Board of Trustees, as described in Proposal I of the accompanying Proxy Statement;

2A. With respect to GMO Real Estate Fund and GMO Short-Duration Investment Fund, to approve revisions to the fundamental investment restriction with respect to concentration of investments in any one industry;

2B. With respect to GMO Alpha Only Fund, GMO Core Plus Bond Fund, GMO Currency Hedged International Bond Fund, GMO Currency Hedged International Equity Fund, GMO Domestic Bond Fund, GMO Emerging Countries Fund, GMO Emerging Country Debt Fund, GMO Emerging Country Debt Share Fund, GMO Emerging Markets Fund, GMO Emerging Markets Quality Fund, GMO Foreign Fund, GMO Global Balanced Asset Allocation Fund, GMO Global Bond Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Growth Fund, GMO Inflation Indexed Bond Fund, GMO International Bond Fund, GMO International Equity Allocation Fund, GMO International Intrinsic Value Fund, GMO International Small Companies Fund, GMO Real Estate Fund, GMO Short-Duration Investment Fund, GMO Small Cap Growth Fund, GMO Small Cap Value Fund, GMO Tobacco-Free Core Fund, GMO U.S. Core Fund, GMO U.S. Sector Fund and GMO Value Fund, to approve the elimination of the fundamental investment restriction with respect to investments in certain related issuers; and

2C. With respect to GMO Benchmark-Free Allocation Fund, GMO Global Balanced Asset Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO International Equity Allocation Fund and GMO U.S. Sector Fund, to approve revisions to the fundamental investment restriction with respect to investments in commodities.

The Board of Trustees of the Trust has fixed the close of business on February 11, 2005 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

We urge you to mark, sign, date and mail the enclosed proxy in the postage-paid envelope provided as soon as possible so that you will be represented at the meeting.

By order of the Board of Trustees of the Trust,

/S/ ELAINE M. HARTNETT
Elaine M. Hartnett
Secretary

February 23, 2005

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PROXY STATEMENT

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GMO Trust

GMO Alpha Only Fund
GMO Benchmark-Free Allocation Fund
GMO Core Plus Bond Fund
GMO Currency Hedged International Bond Fund
GMO Currency Hedged International Equity Fund
GMO Domestic Bond Fund
GMO Emerging Countries Fund
GMO Emerging Country Debt Fund
GMO Emerging Country Debt Share Fund
GMO Emerging Markets Fund
GMO Emerging Markets Quality Fund
GMO Foreign Fund
GMO Foreign Small Companies Fund
GMO Global Balanced Asset Allocation Fund
GMO Global Bond Fund
GMO Global Growth Fund
GMO Global (U.S.+) Equity Allocation Fund
GMO Growth Fund
GMO Inflation Indexed Bond Fund
GMO International Bond Fund
GMO International Disciplined Equity Fund
GMO International Equity Allocation Fund
GMO International Growth Fund
GMO International Intrinsic Value Fund
GMO International Small Companies Fund
GMO Intrinsic Value Fund
GMO Real Estate Fund
GMO Short-Duration Collateral Fund
GMO Short-Duration Investment Fund
GMO Small Cap Growth Fund
GMO Small Cap Value Fund
GMO Special Purpose Holding Fund
GMO Taiwan Fund
GMO Tax-Managed International Equities Fund
GMO Tax-Managed Small Companies Fund
GMO Tax-Managed U.S. Equities Fund
GMO Tobacco-Free Core Fund
GMO U.S. Core Fund
GMO U.S. Quality Equity Fund
GMO U.S. Sector Fund
GMO Value Fund
GMO World Opportunity Overlay Fund

40 Rowes Wharf
Boston, Massachusetts 02110

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INTRODUCTION

The enclosed proxy is solicited by the Trustees of GMO Trust (the “Trust”) for use at the Special Meeting of Shareholders (the “Special Meeting”) to be held on March 23, 2005 at 9:00 a.m., Boston time, and any adjournment(s) thereof, for action upon matters set forth in the accompanying Notice of the Special Meeting of Shareholders (the “Notice”). Shareholders of record at the close of business on February 11, 2005 are entitled to be present and to vote at the Special Meeting or any adjourned session thereof. The Notice, this Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about February 23, 2005.

There are 42 series of shares of the Trust that had shareholders as of February 11, 2005 (each, a “Fund” and collectively, the “Funds”).

The Trustees recommend that you vote:

1.	For electing the nominees for election to the Board of Trustees;

2A. For approving revisions to Real Estate Fund’s and Short-Duration Investment Fund’s fundamental investment restrictions with respect to concentration in any one industry;

2B. For approving the elimination of Alpha Only Fund’s, Core Plus Bond Fund’s, Currency Hedged International Bond Fund’s, Currency Hedged International Equity Fund’s, Domestic Bond Fund’s, Emerging Countries Fund’s, Emerging Country Debt Fund’s, Emerging Country Debt Share Fund’s, Emerging Markets Fund’s, Emerging Markets Quality Fund’s, Foreign Fund’s, Global Balanced Asset Allocation Fund’s, Global Bond Fund’s, Global (U.S.+) Equity Allocation Fund’s, Growth Fund’s, Inflation Indexed Bond Fund’s, International Bond Fund’s, International Equity Allocation Fund’s, International Intrinsic Value Fund’s, International Small Companies Fund’s, Real Estate Fund’s, Short-Duration Investment Fund’s, Small Cap Growth Fund’s, Small Cap Value Fund’s, Tobacco-Free Core Fund’s, U.S. Core Fund’s, U.S. Sector Fund’s and Value Fund’s fundamental investment restrictions with respect to investments in certain related issuers; and

2C. For approving revisions to Benchmark-Free Allocation Fund’s, Global Balanced Asset Allocation Fund’s, Global (U.S.+) Equity Allocation Fund’s, International Equity Allocation Fund’s and U.S. Sector Fund’s fundamental investment restrictions with respect to investments in commodities.

Each whole share is entitled to one vote as to any matter on which it is entitled to vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by your duly represented proxy will be voted in accordance with your instructions. If no instructions are made, the proxy will be voted FOR the matters specified in the proxy.

Shareholders of all Funds vote together as a single class on the election of Trustees. Shareholders of Funds that are voting on proposals to modify their Funds’ fundamental investment restrictions vote separately by Fund on such proposals.

I.	ELECTION OF TRUSTEES

About the Nominees. It is proposed that shareholders elect Donald W. Glazer, Jay O. Light, and W. Nicholas Thorndike as Trustees of the Trust. All of the nominees, except Mr. Thorndike, are presently Trustees of the Trust and have served in such capacity since originally appointed as members of the Board. The Investment Company Act of 1940, as amended (the “1940 Act”), generally requires that your Fund have a minimum percentage of Trustees who are not “interested persons” of your Fund or Grantham, Mayo, Van Otterloo & Co. LLC (the “Manager”), your Fund’s investment manager (referred to as “Independent Trustees” throughout this proxy statement). Mr. Glazer and Mr. Light are Independent Trustees, and Mr. Thorndike, if elected, will be an Independent Trustee. The current Trustees, including the Independent Trustees, recommend the election of Mr. Thorndike. In making this recommendation, the Trustees have considered Mr. Thorndike’s experience as described in the table below, as well as Mr. Thorndike’s service as Chairman of the Board/Managing Partner of Wellington Management Company from 1970-1988.

The following table sets forth the ages and a description of the principal occupations of the nominees for Trustee. Except as shown, the principal occupations and business experience for the last five years of the nominees have been with the employers indicated. The address of each nominee is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

Name and Age	Position with Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee, if elected	Other Directorships Held by Nominee
Donald W. Glazer, Esq. Age: 60	Lead Independent Trustee	December 2000-present
Consultant—Business and Law;[1]  As part of Mr. Glazer’s work as a consultant, he provides part-time consulting services to Goodwin Procter LLP (“Goodwin”). Goodwin has provided legal services to Renewable Resources, LLC, an affiliate of Grantham, Mayo, Van Otterloo & Co. LLC (“GMO LLC” or the “Manager”), the Trust’s investment adviser; GMO LLC, in connection with its relationship with Renewable Resources, LLC; and funds managed by Renewable Resources, LLC. Mr. Glazer has represented that he has no financial interest in, and is not involved in the provision of, such legal services. In the calendar year ended December 31, 2003, these entities paid $469,752.50 in legal fees and disbursements to Goodwin. For the calendar year ended December 31, 2004, billings for such legal fees and disbursements were estimated to be approximately $373,499.47. Vice Chair (since 2002) and Secretary, Provant, Inc.; Author of Legal Treatises.

				42	None
Jay O. Light Age: 63	Trustee	May 1996-present	Professor of Business Administration and Senior Associate Dean, Harvard University.	42	Director of Harvard Management Company, Inc. and Verde, Inc.; Director of Partners HealthCare System, Inc. and Chair of its Investment Committee.
W. Nicholas Thorndike Age: 71	N/A	N/A	Director or trustee of various corporations and charitable organizations, including Courier Corporation (a book publisher and manufacturer) (July 1989-present); Putnam Funds (December 1992-June 2004); and Providence Journal (a newspaper publisher) (December 1986-December 2003).	42	Director of Courier Corporation (a book publisher and manufacturer); Member of the Investment Committee of Partners HealthCare System, Inc.

Each of the nominees has agreed to serve as a Trustee if elected. The term of office of each nominee who is elected will be until the next meeting held for the purpose of electing Trustees and until his successor is elected and qualified, or until such Trustee sooner dies, resigns or is removed, as provided in the Trust’s governing documents. If any of the nominees should be unavailable for election at the time of the Special Meeting (which is not presently anticipated), the persons named as proxies may vote for other persons in their discretion.

Committees of the Board of Trustees. The Board of Trustees has the authority to establish committees, which may consist of two or more Trustees and which may exercise the power and authority of the Trustees to the extent the Board determines. The Board of Trustees currently has established two standing committees, the Independent Trustees/Audit Committee and the Pricing Committee.

Independent Trustees/Audit Committee. The Independent Trustees/Audit Committee assists the Board of Trustees in performing its functions under the 1940 Act and Massachusetts law. The Committee performs specific tasks assigned to the Trustees who are not interested persons of the Trust pursuant to the 1940 Act, including periodic consideration of the investment management contracts of the Trust. In addition, the Committee also oversees the Funds’ accounting and financial reporting policies and practices, as well as the quality and objectivity of the Funds’ financial statements and the independent audit thereof. Messrs. Glazer and Light, the Independent Trustees, are members of the Independent Trustees/Audit Committee. Mr. Light serves as Chairman of the Committee.

Pricing Committee. The Pricing Committee determines the fair value of the Trust’s securities or other assets under the circumstances described in the GMO Trust Pricing Policies adopted by the Board, as amended from time to time (the “Procedures”). To fulfill its responsibilities and duties, the Pricing Committee periodically reviews the Procedures with the Manager and recommends changes (including the establishment of new pricing methodologies), if any, to the Board of Trustees. Messrs. Glazer and Light, the Independent Trustees, are members of the Pricing Committee; R. Jeremy Grantham, who is currently a Trustee but will not stand for reelection (although Mr. Grantham will continue in his current capacity at Grantham, Mayo, Van Otterloo & Co. LLC), is an alternate member of the Pricing Committee. Mr. Glazer serves as Chairman of the Committee.

Following the Special Meeting, if the slate of nominees is elected by shareholders, the Trustees expect that the newly reconstituted Board of Trustees will create three standing committees: the Audit Committee, with Mr. Thorndike as Chairman, the Investment/Pricing Committee, with Mr. Light as Chairman, and the Governance Committee, with Mr. Glazer as Chairman. In addition, it is anticipated that Mr. Glazer, who currently is Lead Independent Trustee, will be elected Chairman of the Board of Trustees.

Nomination of Candidates for Trustee. The Independent Trustees have responsibility for selecting and nominating candidates for Trustee, including identifying, and evaluating the qualifications of, potential candidates. Prospective nominees may be recommended by the current Trustees, the Trust’s Officers, current shareholders, or other sources that the Independent Trustees deem appropriate. Candidates properly submitted by shareholders will be considered on the same basis as candidates recommended by other sources. The Independent Trustees have full discretion to reject nominees who are recommended by shareholders. The Independent Trustees also may, but are not required to, engage a third-party professional search firm to assist them in identifying and evaluating potential nominees for Trustee.

The Independent Trustees consider a variety of qualities, skills, and other attributes in evaluating potential candidates for nomination to the Board of Trustees. These considerations may include, but are not limited to: (i) relevant industry and related experience, including experience serving on other boards; (ii) educational background; (iii) financial expertise; (iv) an assessment of the candidate’s ability, judgment, and expertise; and (v) the availability and commitment of a candidate to attend meetings and to perform his or her responsibilities on the Board of Trustees. In evaluating potential candidates, the Independent Trustees also consider the overall composition of the Board of Trustees and assess any perceived needs of the Board or any of its committees. After evaluating the qualifications of a potential candidate based on such considerations, the Independent Trustees may decide to interview a candidate and, after one or more interviews, may recommend such candidate for nomination for Trustee. The Independent Trustees have not established a separate committee, or adopted a written charter, exclusively for purposes of nominating candidates to the Board of Trustees.

Shareholder Communication with Trustees. The Board of Trustees provides a process for shareholders to send communications to the Trustees, including recommendations for nominees to the Board of Trustees. Shareholders may direct communications to the Trustees as a whole or to specified individual Trustees by submitting such communications in writing to the following address:

To the Attention of the Board of Trustees
c/o GMO Trust Chief Compliance Officer
GMO Trust
40 Rowes Wharf
Boston, MA 02110

Procedures with respect to shareholder communications with Trustees apply separately to each Fund. A shareholder communication must (i) be in writing and be signed by the shareholder, (ii) identify the Fund to which it relates, and (iii) identify the class and number of shares held by the shareholder.

Meetings. During the fiscal year ended February 29, 2004, the Board of Trustees held four regular meetings and seven special meetings. The Independent Trustees/Audit Committee held eight meetings, and the Pricing Committee held six meetings. None of the Trustees attended less than 75% of the meetings of the Board and meetings of the Committees on which he served.

Compensation. Each Independent Trustee receives an annual retainer from the Trust for his services. In addition, the Chair of each of the Trust’s standing committees receives an annual fee, and, effective January 1, 2005, the Lead Independent Trustee has received an annual fee. If the slate of nominees is elected by shareholders, it is expected that Mr. Glazer will be elected to serve as Chairman of the Board (in lieu of his current service as Lead Independent Trustee) and, in his capacity as such, will be entitled to the same additional compensation to which he currently is entitled as Lead Independent Trustee. Each Independent Trustee also is paid a fee for each in-person and for each telephone meeting of the Board of Trustees or any committee thereof attended or participated in, as the case may be, and a fee for consideration of any action proposed to be taken by written consent. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences, or service on special director task forces or subcommittees, although the Trust does reimburse Independent Trustees for seminar or conference fees and for travel expenses incurred in connection with attendance at such seminars or conferences. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance.

Exhibit A attached hereto sets forth the compensation paid to the Trustees from the Funds and the Trust during the fiscal year ended February 29, 2004.

Additional Information about the Nominees. Please refer to Exhibit B and Exhibit C attached hereto for certain information concerning beneficial ownership by the nominees for Trustee, in the Funds and in related companies of the Funds’ adviser or principal underwriter, as of January 14, 2005.

In his capacity as a former independent trustee of the Putnam Funds, Mr. Thorndike has been named as a defendant in a number of private lawsuits instituted against the Putnam Funds, their investment manager, and certain of their current and former trustees, among other parties. These lawsuits make various allegations relating to market timing, short-term trading, late trading and other activities involving the Putnam Funds, and make related claims including violations of various federal securities laws and breach of fiduciary duty.

Required Vote.  Pursuant to the Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal as to any nominee requires the affirmative vote of a plurality of the shares of the Trust (all Funds of the Trust voting together as a single class) present at the Special Meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE NOMINEES FOR TRUSTEE NAMED IN THIS PROPOSAL I.

II.  MODIFICATIONS TO FUNDAMENTAL INVESTMENT RESTRICTIONS

The 1940 Act requires registered investment companies to have “fundamental” investment restrictions governing certain of their investment practices. Investment companies may also voluntarily designate restrictions relating to other investment practices as fundamental. “Fundamental” investment restrictions may be changed only by shareholder vote.

A. CONCENTRATION OF INVESTMENTS IN A PARTICULAR INDUSTRY

Affected Funds:

Real Estate Fund
Short-Duration Investment Fund

Background. The Trustees recommend that the shareholders of Real Estate Fund and Short-Duration Investment Fund approve modifications to the fundamental investment restrictions currently observed by such Funds with respect to concentration of investments in any one industry. The purpose of these proposed changes is to ensure such Funds’ compliance with positions taken by the Securities and Exchange Commission (“SEC”) as to concentration in a particular industry. These proposed changes are being made at this time because the Funds are otherwise sending proxy materials to their shareholders relating to the election of Trustees, and not because either Fund intends to change its investment approach as a result of modifications to the Fund’s fundamental investment restriction. The 1940 Act limits an investment company’s ability to concentrate its investments in securities of any particular industry. The staff of the SEC takes the position that a mutual fund “concentrates” its investments in a particular industry if, in general, more than 25% of the fund’s assets are invested in the securities of issuers in that industry.

Real Estate Fund. The current restriction with respect to the Real Estate Fund states that the Fund may not “concentrate more than 25% of the value of its total assets in any one industry, except that … [it] may invest more than 25% of its assets in real estate-related securities.”

The Trustees propose to revise this restriction to provide that the Real Estate Fund may not “concentrate more than 25% of the value of its total assets in any one industry, except that . . . [it] will invest more than 25% of its assets in real estate-related investments” (emphasis added). This proposed revision clarifies that it is the mandatory policy of the Real Estate Fund to invest more than 25% of its assets in real estate-related investments. The revision of this restriction will not result in a change in the Fund’s investment policy, as the Fund is required to invest at least 80% of its assets in real estate-related investments as part of its compliance with Rule 35d-1 under the 1940 Act, which requires a fund whose name suggests that it focuses on a particular type of investment to invest at least 80% of its assets in the type of investment suggested by its name.

Short-Duration Investment Fund. Currently, the fundamental investment restriction for the Short-Duration Investment Fund states that the Fund may not “concentrate more than 25% of the value of its total assets in any one industry, except that [it] may invest up to 100% of its assets in obligations issued by banks.”

The Trustees propose revising the Short-Duration Investment Fund’s current restriction to delete the exception relating to bank obligations and provide that the Fund may not “concentrate more than 25% of the value of its total assets in any one industry.” This proposal will bring the Fund’s restriction into line with the restrictions of most other GMO Funds. The current restriction for the Short-Duration Investment Fund was adopted when the Fund operated as a money market fund. Because the Short-Duration Investment Fund no longer operates as a money market fund, it is not necessary to retain the freedom of action with respect to investments in bank obligations.

The revision of this restriction will not result in a change in the Fund’s investment policy, as the Fund already has in place a non-fundamental restriction limiting the Fund’s investments in obligations issued by banks to no more than 25% of the value of the Fund’s total assets.

Required Vote.  With respect to each of the Funds listed above, pursuant to the 1940 Act, more than 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

B.  INVESTMENTS IN CERTAIN RELATED ISSUERS

Affected Funds:

Alpha Only Fund	Growth Fund
Core Plus Bond Fund	Inflation Indexed Bond Fund
Currency Hedged International Bond Fund	International Bond Fund
Currency Hedged International Equity Fund	International Equity Allocation Fund
Domestic Bond Fund	International Intrinsic Value Fund
Emerging Countries Fund	International Small Companies Fund
Emerging Country Debt Fund	Real Estate Fund
Emerging Country Debt Share Fund	Short-Duration Investment Fund
Emerging Markets Fund	Small Cap Growth Fund
Emerging Markets Quality Fund	Small Cap Value Fund
Foreign Fund	Tobacco-Free Core Fund
Global Balanced Asset Allocation Fund	U.S. Core Fund
Global Bond Fund	U.S. Sector Fund
Global (U.S.+) Equity Allocation Fund	Value Fund

Background. The Trustees recommend that the shareholders of the affected Funds approve the elimination of a fundamental investment restriction applicable to such Funds with respect to investments in certain related issuers. The restriction provides that the affected Funds may not “. . . invest in securities of any issuer if, to the knowledge of the Trust, officers and Trustees of the Trust and officers and members of the Manager who beneficially own more than ½ of 1% of the securities of that issuer together beneficially own more than 5%.”

This restriction was adopted in response to certain states’ Blue Sky laws, which have not applied to the Funds since 1996. Consequently, for several years new Funds have not adopted this restriction. As the affected Funds are otherwise sending proxy materials to their shareholders at this time relating to the election of Trustees, it is proposed that the affected Funds eliminate this restriction because it is no longer required by any applicable law, and in order to bring the affected Funds’ fundamental investment restrictions in line with those of other Funds. The Manager does not expect that the elimination of this restriction will result in a change in the affected Funds’ investment policies.

All Funds will continue to be subject to provisions of the 1940 Act governing transactions with affiliates. In addition, the Manager maintains a code of ethics to monitor certain transactions involving itself and its employees affecting the Funds.

Required Vote.  With respect to each of the Funds listed above, pursuant to the 1940 Act, more than 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected Fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

C. INVESTMENTS IN COMMODITIES

Affected Funds:

Benchmark-Free Allocation Fund
Global Balanced Asset Allocation Fund
Global (U.S.+) Equity Allocation Fund
International Equity Allocation Fund
U.S. Sector Fund

Background. Section 8 of the 1940 Act requires an investment company to provide a recital of its policy as to the purchase and sale of commodities. The current fundamental investment restriction of each affected Fund states that such affected fund may not “[p]urchase or sell commodities or commodity contracts, except that the Fund[ ] . . . may purchase and sell financial futures contracts and options thereon.”

The Manager has advised the Trustees that it believes that it would be beneficial to have the flexibility to allocate a portion of the affected Funds’ assets to one or more funds that invest in certain commodity-related investments, including commodity futures and commodity swaps. These investments may have a low or negative correlation to certain other asset classes held by the affected Funds and therefore offer opportunities for further diversification of the affected Funds’ portfolios. Although the Manager does not believe that the existing investment restriction of the affected Funds should prohibit indirect investment in commodity contracts through the underlying funds in which they invest, the Manager determined that it would be appropriate to remove any potential ambiguity in this regard. Accordingly, the Trustees recommend that the shareholders of the affected Funds approve modifications to the fundamental investment restriction quoted above.

If the proposal is approved, the Manager expects to allocate a portion of the affected Funds’ assets to one or more underlying funds that invest in commodity-related investments. To the extent that a Fund invests in such underlying funds, it may be subject to risks in addition to those to which it is currently subject. Exposure to the global commodity markets entails risks, as the value of a Fund’s shares will be affected by factors particular to the commodity markets. The value of commodities and commodity-related derivative instruments can be extremely volatile. In addition, the value of a Fund’s indirect investments in commodity-related derivative instruments may fluctuate more than the relevant underlying commodity, commodity index, or other commodity-linked variable.

The proposed fundamental investment restriction for each affected Fund is set forth below:

“The Fund may not purchase commodities or commodities contracts, except that the Fund may purchase and sell financial futures contracts and options thereon and may invest in other registered open-end investment companies that purchase or sell commodities, commodity contracts or any type of commodity-related derivative instrument (including without limitation all types of commodity-related swaps, futures contracts, forward contracts and options contracts).”

Required Vote. With respect to each of the Funds listed above, pursuant to the 1940 Act, more than 50% of the shares entitled to vote of the affected Fund, present in person or represented by proxy, shall constitute a quorum. Approval of this proposal requires the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the affected Fund, or (2) 67% or more of the shares of the affected Fund present at the meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR PROPOSALS II.A, II.B AND II.C.

FURTHER INFORMATION ABOUT VOTING AND THE SPECIAL MEETING

Quorum and Methods of Tabulation. The shareholders of each Fund vote together as a single class with respect to the election of Trustees (Proposal I). The shareholders of Funds that are voting on proposals to modify their Funds’ fundamental investment restrictions vote separately by Fund (Proposals II.A, II.B and II.C). Pursuant to the Amended and Restated Agreement and Declaration of Trust, 40% of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum for the transaction of business at the Special Meeting. However, approval of Proposals II.A, II.B and II.C with respect to each of the affected Funds will require the presence of more than 50% of those Funds’ shares at the Special Meeting in person or by proxy. Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust as tellers (the “Tellers”) for the Special Meeting.

The Tellers will count the total number of votes cast “for” approval of the proposals for purposes of determining whether sufficient affirmative votes have been cast. The Tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as shares that are present on the matter for purposes of determining the presence of a quorum. With respect to Proposal I, neither abstentions nor broker non-votes have any effect on the outcome of the proposal. With respect to Proposals II.A, II.B and II.C, abstentions and broker non-votes have the effect of negative votes on the proposals.

Voting by Funds That Invest in Certain Other Funds. Because certain Funds invest in other Funds of the Trust (collectively, the “underlying funds”), the Board of Trustees is entitled to vote shares of the underlying funds held by these Funds (excluding shares of Emerging Country Debt Fund held by Emerging Country Debt Share Fund) at the Special Meeting. With respect to each underlying fund, the Board has determined that it will direct that the shares held by other Funds be voted in the same proportion as the votes cast by all other shareholders of such underlying fund. To the extent that certain Funds are the sole shareholders of an underlying fund, shares of the underlying fund held by such Funds shall be voted at the direction of the Board of Trustees. Shares of Emerging Country Debt Fund held by Emerging Country Debt Share Fund will be voted in the same proportion as the votes cast by all other shareholders of Emerging Country Debt Fund.

Other Business. The Trustees know of no other business to be brought before the Special Meeting. However, if any other matters properly come before the Special Meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Simultaneous Meetings. Because all shareholders will vote together as a single class with respect to the election of Trustees, the meeting of shareholders of your Fund is called to be held at the same time as the meetings of shareholders of all of the other GMO Trust Funds. It is anticipated that all meetings will be held simultaneously. With regard to proposals other than the election of Trustees, if any shareholder at the meeting objects to the holding of a simultaneous meeting and moves for an adjournment of the meeting to a time promptly after the simultaneous meetings, the persons named as proxies will vote in favor of such adjournment with respect to such other proposals.

Revocation of Proxies.  Proxies may be revoked at any time before they are voted either (i) by a written revocation received by the Clerk of the Trust, (ii) by properly executing a later-dated proxy, or (iii) by attending the Special Meeting and voting in person.

Date for Receipt of Shareholders’ Proposals for Subsequent Meetings of Shareholders. The Amended and Restated Agreement and Declaration of Trust does not provide for annual meetings of shareholders, but the Trustees may from time to time schedule special meetings. Shareholder proposals for inclusion in the Trust’s proxy statement for any subsequent meeting must be received by the Trust a reasonable period of time prior to any such meeting.

Adjournment. In the event that a quorum is not present and/or sufficient votes in favor of any of the proposals set forth in the Notice of Special Meeting are not received by the time scheduled for the Special Meeting, the persons named as proxies may propose one or more adjournments of the Special Meeting for a period or periods to permit further solicitation of proxies with respect to any of such proposals. Any such adjournments will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the Special Meeting to be adjourned, as required by the Amended and Restated Agreement and Declaration of Trust and the Amended and Restated By-Laws. The persons named as proxies will vote in favor of such adjournment those proxies that they are entitled to vote in favor of such proposals. They will vote against any such adjournment those proxies required to be voted against such proposals.  The Trust pays the costs of any additional solicitation and of any adjourned session. Any proposals for which sufficient favorable votes have been received by the time of the Special Meeting may be acted upon and considered final regardless of whether the Special Meeting is adjourned to permit additional solicitation with respect to any other proposals.

Financial Information. A copy of the Annual Report for each Fund for the most recent fiscal year, including financial statements, has previously been mailed to shareholders. Upon request, a Fund will furnish, without charge, to any of its shareholders, a copy of the Annual Report of the Fund for its most recent fiscal year, and a copy of its semiannual report for any subsequent semiannual period. Such requests may be directed to GMO Shareholder Services, 40 Rowes Wharf, Boston, Massachusetts 02110, or by calling collect (617) 346-7646.

Additional Information. The costs of solicitation of proxies will be borne by the Trust. In addition to soliciting proxies by mail, the Trustees of your Fund and employees of the Trust may solicit proxies in person or by telephone.

FUND INFORMATION

Investment Adviser and Distributor. Grantham, Mayo, Van Otterloo & Co. LLC serves as the Trust’s investment adviser. Funds Distributor, Inc. (“FDI”), 100 Summer Street, 15th Floor, Boston, Massachusetts 02110, serves as the Trust’s distributor on behalf of each of the Funds, except GMO Short-Duration Collateral Fund, GMO Special Purpose Holding Fund, GMO Taiwan Fund, and GMO World Opportunity Overlay Fund, which are not available for public distribution.

Limitation of Trustee Liability. The Amended and Restated By-laws of the Trust provide that the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, Manager, or principal underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee; provided, however, that no Trustee shall be protected against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

Independent Registered Public Accounting Firm. The Trustees have selected PricewaterhouseCoopers LLP, 125 High Street, Boston, Massachusetts 02110, to serve as each Fund’s independent registered public accounting firm for the current fiscal year. PricewaterhouseCoopers LLP conducts annual audits of the Trust’s financial statements, assists in the preparation of each Fund’s federal and state income tax returns, consults with the Trust as to matters of accounting and federal and state income taxation, and provides assistance in connection with the preparation of various Securities and Exchange Commission filings. If requested in writing by any shareholder at least five days prior to the date of the Special Meeting, a representative of PricewaterhouseCoopers LLP will be available to make a statement if desired and to respond to appropriate questions.

Exhibit D to this proxy sets forth, for each Fund’s two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Fund, (b) those non-audit services provided to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (each, a “Service Affiliate”) that relate directly to the operations and financial reporting of such Fund, and (c) aggregate non-audit fees in each of the last two fiscal years to each Fund and its Service Affiliates.

Pre-Approval Policies of the Independent Trustees/Audit Committee. The Independent Trustees/Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services to be performed by the independent auditor are to be pre-approved. Under the Policy, the Independent Trustees/Audit Committee pre-approves, on an annual basis, the following services: (1) the engagement, scope and terms of the annual audit; (2) certain audit-related services; (3) certain tax services that the Committee believes would not impair, and are consistent with the SEC’s rules on, auditor independence; and (4) those permissible non-audit services that the Committee believes are routine and recurring services and that would not impair, and are consistent with the SEC’s rules on, auditor independence, subject to certain limitations on the projected fees associated with each service. All other types of services not included on the schedule, or for which the projected fees exceed those provided in the schedule, require the specific pre-approval by the Independent Trustees/Audit Committee or the Chairperson of the Committee (if timing necessitates that pre-approval is required before the Committee’s next regularly scheduled meeting) if they are to be provided by the independent auditor.

The Trust’s Independent Trustees/Audit Committee has considered whether the provision of non-audit services by a Fund’s independent registered public accounting firm to the Fund’s Service Affiliates that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Fund) was compatible with maintaining the independence of the independent registered public accounting firm as the Fund’s auditors.

Other Information. Please refer to attached Exhibits E through I for additional information about the Funds and the Trust, including information about the Trust’s Officers, shares outstanding in the classes offered by your Fund, and a list of beneficial owners known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of January 14, 2005.

PLEASE EXECUTE AND RETURN THE ENCLOSED PROXY PROMPTLY TO ENSURE THAT A QUORUM IS PRESENT AT THE MEETING. A SELF-ADDRESSED, POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

February 23, 2005

1

EXHIBIT A--TRUSTEE COMPENSATION

Other than as set forth in the table below, no Trustee or Officer of the Trust received any direct compensation from the Trust or any Fund during the fiscal year ended February 29, 2004.

Name of Person, Position
Donald W. Glazer, Esq., Trustee		Jay O. Light, Trustee
Compensation from Each Fund:
Alpha Only Fund	$279	$279
Benchmark-Free Allocation Fund	299	299
Core Plus Bond Fund	1,834	1,836
Currency Hedged International Bond Fund	116	116
Currency Hedged International Equity Fund	335	335
Domestic Bond Fund	955	956
Emerging Countries Fund	951	952
Emerging Country Debt Fund	10,844	9,550
Emerging Country Debt Share Fund	446	447
Emerging Markets Fund	19,809	19,825
Emerging Markets Quality Fund	700	701
Foreign Fund	13,974	13,985
Foreign Small Companies Fund	4,118	4,124
Global Balanced Asset Allocation Fund	1,926	1,928
Global Bond Fund	872	872
Global Growth Fund	N/A*	N/A*
Global (U.S.+) Equity Allocation Fund	857	859
Growth Fund	2,158	2,160
Inflation Indexed Bond Fund	1,765	1,766
International Bond Fund	822	823
International Disciplined Equity Fund	513	513
International Equity Allocation Fund	757	758
International Growth Fund	1,323	1,324
International Intrinsic Value Fund	8,466	8,472
International Small Companies Fund	4,878	4,882
Intrinsic Value Fund	334	334
Real Estate Fund	939	939
Short-Duration Collateral Fund	7,444	6,336
Short-Duration Investment Fund	1,121	1,125
Small Cap Growth Fund	161	161
Small Cap Value Fund	977	978
Special Purpose Holding Fund	13,300**	11,850**
Taiwan Fund	527	527
Tax-Managed International Equities Fund	649	650
Tax-Managed Small Companies Fund	120	120
Tax-Managed U.S. Equities Fund	255	255
Tobacco-Free Core Fund	$2,973	$2,975
U.S. Core Fund	15,710	15,722
U.S. Quality Equity Fund	0***	0***
U.S. Sector Fund	192	192
Value Fund	301	301
World Opportunity Overlay Fund	N/A*	N/A*
Pension or Retirement Benefits Accrued as Part of Fund Expenses:	N/A	N/A
Estimated Annual Benefits Upon Retirement:	N/A	N/A
Total Compensation from the Trust:	$124,000	$120,230

*As of February 29, 2004, the Fund had not commenced operations and, therefore, did not pay any compensation to the Trustees as of February 29, 2004. Following commencement of operations, this Fund will pay its pro rata share of the Trustees’ total compensation from the Trust based on its pro rata share of the Trust’s assets. It is estimated that Global Growth Fund will compensate Mr. Glazer in the amount of $120 and Mr. Light in the amount of $118 for the fiscal year ending February 28, 2005. It is estimated that World Opportunity Overlay Fund will pay compensation in the amount of $687 to both Mr. Glazer and Mr. Light for the fiscal year ending February 28, 2005.

**Reflects amounts paid to the Trustees by the Fund for the twelve-month period ending February 29, 2004. Effective with the period ending February 29, 2004, the Fund changed its fiscal year end from November 30 to February 28/29. The amounts set forth in the table include amounts paid during a portion (from March 1, 2003 through November 30, 2003) of the Fund’s previous fiscal year ending November 30, 2003, and amounts paid during the interim (December 1, 2003 through February 29, 2004) fiscal period ending February 29, 2004.

***Reflects the period from the Fund’s commencement of operations on February 6, 2004 through February 29, 2004, during which no compensation was paid to the Trustees. Following commencement of operations, the Fund pays its pro rata share of the Trustees’ total compensation from the Trust based on its pro rata share of the Trust’s assets. For the fiscal year ending February 28, 2005, it is estimated that the Fund will pay compensation in the amount of $3,195 to Mr. Glazer and compensation in the amount of $3,141 to Mr. Light.

A-

EXHIBIT B--SHARE HOLDINGS

The table below shows the dollar range of shares of those Funds beneficially owned directly by each nominee for Trustee as of January 14, 2005.

Name/ Funds Offered Hereunder	Dollar Range of Shares Directly Owned in Funds Offered Hereunder

Donald W. Glazer
GMO Alpha Only Fund	Over $100,000
GMO Emerging Country Debt Fund	Over $100,000
GMO Emerging Markets Fund	Over $100,000
GMO Emerging Markets Quality Fund	Over $100,000
GMO Foreign Small Companies Fund	Over $100,000
GMO Inflation Indexed Bond Fund	Over $100,000
GMO International Small Companies Fund	Over $100,000
Aggregate Dollar Range of Shares Owned	Over $100,000

Jay O. Light
None	None

W. Nicholas Thorndike
None	None

The following table sets forth dollar ranges of the nominees’ indirect beneficial share ownership in Funds of the Trust, as of January 14, 2005, by virtue of their direct ownership of shares of certain Funds (as disclosed in the immediately preceding table) that invest in other Funds of the Trust and of other private investment companies managed by the Manager that invest in Funds of the Trust.

Name/Funds Offered Hereunder	Dollar Range of Shares Indirectly Owned in Funds Offered Hereunder

Donald W. Glazer
GMO Emerging Markets Fund	$10,001 - $50,000
GMO International Growth Fund	$50,001 - $100,000
GMO International Intrinsic Value Fund	$50,001 - $100,000
GMO International Small Companies Fund	$10,001 - $50,000
GMO Real Estate Fund	$1 - $10,000
GMO Short-Duration Collateral Fund	$10,001 - $50,000
GMO Special Purpose Holding Fund	$1 - $10,000
GMO Taiwan Fund	$1 - $10,000
GMO U.S. Core Fund	Over $100,000
GMO U.S. Quality Equity Fund	$50,001 - $100,000
GMO World Opportunity Overlay Fund	$1 - $10,000
Aggregate Dollar Range of Shares Owned	Over $100,000

Jay O. Light
None	None

W. Nicholas Thorndike
None	None

Except as indicated below, as of January 14, 2005, the current Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of each class of each Fund.

Fund	Class	Aggregate % Ownership Interest
Alpha Only Fund	III	2.60%
International Bond Fund	III	4.92%
International Small Companies Fund	III	1.54%
Real Estate Fund	III	1.30%
Short-Duration Investment Fund	III	2.56%

B-

EXHIBIT C--OWNERSHIP IN RELATED COMPANIES

The table below sets forth information about securities owned by the independent nominees for Trustee and their family members, as of December 31, 2004, in entities directly or indirectly controlling, controlled by, or under common control with, the Manager or Funds Distributor, Inc., the Funds’ principal underwriter.

Name of Nominee	Name of Owners and Relationship to Nominee	Company	Title of Class	Value of Securities	Percent of Class
Donald W. Glazer	Self	GMO Tax-Managed Absolute Return Fund, a private investment company managed by the Manager.[2] The Manager may be deemed to “control” this fund by virtue of its serving as investment manager of the fund.	Limited partnership interest - Class C	$420,726	4.20%
		GMO Multi-Strategy Fund (Onshore), a private investment company managed by the Manager.[1]	Limited partnership interest - Class A	$418,351	0.38%
		GMO Brazil Sustainable Forest Fund, LP, a private investment company managed by Renewable Resources LLC, an affiliate of the Manager.[3] The Manager may be deemed to “control” this fund by virtue of its affiliation with and role as managing member of Renewable Resources LLC.	Limited partnership interest	$0	1.95%
		GMO Brazil Sustainable Forest Fund 2, LP, a private investment company managed by Renewable Resources LLC, an affiliate of the Manager.[2]	Limited partnership interest	$0	2.02%

2

3

C-

EXHIBIT D--FEES BILLED BY AUDITORS

Exhibit D sets forth, for each Fund’s two most recent fiscal years, the fees billed by PricewaterhouseCoopers LLP for (a) all audit and non-audit services provided directly to the Fund and (b) those non-audit services provided to the Manager or any entity controlling, controlled by, or under common control with the Manager that provides ongoing services to the Fund (each, a “Service Affiliate”) that related directly to the operations and financial reporting of such Fund. These fees are categorized under the following captions:

Audit Fees: Fees related to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees: Fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under “Audit Fees,” including accounting consultations for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees: Fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

All Other Fees: Fees for products and services provided by the Auditor other than those reported under “Audit Fees,”“Audit-Related Fees,” and “Tax Fees.”

During the periods indicated in the table below, no services described under "Audit-Related Fees," "Tax Fees" or "All Other Fees" were approved pursuant to the de minimis exception set forth in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for the Funds or the Funds’ Service Affiliates.

Fees billed in each of the last two fiscal years for services rendered to a Fund by PricewaterhouseCoopers LLP:

Fund	Period	Audit Fees	Audit-Related Fees	Tax Fees
GMO Alpha Only Fund	February 29, 2004	$ 20,799.14	-----	$10,815.43
	February 28, 2003	$ 19,000.00	-----	$13,134.59
GMO Benchmark-Free Allocation Fund	February 29, 2004	$ 11,192.88	-----	$ 5,464.69
	February 28, 2003	-----	-----	-----
GMO Core Plus Bond Fund	February 29, 2004	$ 30,697.51	-----	$18,602.17
	February 28, 2003	$ 27,000.00	-----	$19,892.66
GMO Currency Hedged International Bond Fund	February 29, 2004	$ 44,124.48	-----	$17,206.83
	February 28, 2003	$ 37,000.00	-----	$16,444.83
GMO Currency Hedged International Equity Fund	February 29, 2004	$ 27,319.84	-----	$18,427.00
	February 28, 2003	$ 24,000.00	-----	$20,157.59
GMO Domestic Bond Fund	February 29, 2004	$ 28,639.58	-----	$10,959.63
	February 28, 2003	$ 25,500.00	-----	$ 9,045.29
GMO Emerging Countries Fund	February 29, 2004	$ 42,174.43	-----	$15,175.21
	February 28, 2003	$ 36,000.00	-----	$12,366.12
GMO Emerging Country Debt Fund	February 29, 2004	$ 87,862.04	-----	$50,415.39
	February 28, 2003	$ 75,000.00	-----	$21,290.53
GMO Emerging Country Debt Share Fund	February 29, 2004	$ 6,491.95	-----	$ 5,383.00
	February 28, 2003	$ 6,000.00	-----	$ 5,227.82
GMO Emerging Markets Fund	February 29, 2004	$ 95,374.56	-----	$55,015.90
	February 28, 2003	$ 75,000.00	-----	$50,602.85
GMO Emerging Markets Quality Fund	February 29, 2004	$ 33,254.36	-----	$13,271.61
	February 28, 2003	$ 31,000.00	-----	$12,816.02
GMO Foreign Fund	February 29, 2004	$ 45,253.71	-----	$35,280.36
	February 28, 2003	$ 38,000.00	-----	$18,996.82
GMO Foreign Small Companies Fund	February 29, 2004	$ 29,430.03	-----	$19,476.60
	February 28, 2003	$ 26,000.00	-----	$19,830.31
GMO Global Balanced Asset Allocation Fund	February 29, 2004	$ 11,846.35	-----	$13,875.62
	February 28, 2003	$ 14,000.00	-----	$43,060.23
GMO Global Bond Fund	February 29, 2004	$ 29,518.88	-----	$21,609.38
	February 28, 2003	$ 27,000.00	-----	$16,325.61
GMO Global Growth Fund	February 29, 2004	-----	-----	-----
	February 28, 2003	-----	-----	-----
GMO Global (U.S.+) Equity Allocation Fund	February 29, 2004	$ 11,170.47	-----	$ 7,711.01
	February 28, 2003	$ 10,500.00	-----	$ 6,442.65
GMO Growth Fund	February 29, 2004	$ 31,013.05	-----	$13,555.15
	February 28, 2003	$ 28,000.00	-----	$ 9,040.55
GMO Inflation Indexed Bond Fund	February 29, 2004	$ 20,776.10	-----	$16,237.94
	February 28, 2003	$ 19,000.00	-----	$12,610.75
GMO International Bond Fund	February 29, 2004	$ 32,754.49	-----	$17,717.95
	February 28, 2003	$ 29,000.00	-----	$16,684.23
GMO International Disciplined Equity Fund	February 29, 2004	$ 30,271.95	-----	$13,721.79
	February 28, 2003	$ 27,000.00	$125.00	$12,816.02
GMO International Equity Allocation Fund	February 29, 2004	$ 11,233.56	-----	$ 8,031.69
	February 28, 2003	$ 10,500.00	-----	$ 6,442.65
GMO International Growth Fund	February 29, 2004	$ 30,434.06	-----	$15,515.30
	February 28, 2003	$ 27,000.00	$125.00	$14,369.28
GMO International Intrinsic Value Fund	February 29, 2004	$ 45,171.52	-----	$22,142.00
	February 28, 2003	$ 40,000.00	-----	$21,372.95
GMO International Small Companies Fund	February 29, 2004	$ 44,019.51	-----	$17,477.22
	February 28, 2003	$ 39,000.00	-----	$15,639.73
GMO Intrinsic Value Fund	February 29, 2004	$ 31,548.98	-----	$ 9,072.31
	February 28, 2003	$ 30,000.00	-----	$ 8,095.55
GMO Real Estate Fund	February 29, 2004	$ 31,161.55	-----	$10,709.12
	February 28, 2003	$ 29,000.00	-----	$ 9,273.13
GMO Short-Duration Collateral Fund	February 29, 2004	$ 48,445.27	-----	$35,914.24
	February 28, 2003	$ 47,700.20	-----	$11,958.04
GMO Short-Duration Investment Fund	February 29, 2004	$ 18,217.77	-----	$ 8,499.27
	February 28, 2003	$ 17,000.00	-----	$10,393.46
GMO Small Cap Growth Fund	February 29, 2004	$ 27,327.02	-----	$ 9,525.19
	February 28, 2003	$ 25,000.00	-----	$ 9,145.55
GMO Small Cap Value Fund	February 29, 2004	$ 32,235.53	-----	$11,044.00
	February 28, 2003	$ 30,000.00	-----	$10,720.55
GMO Special Purpose Holding Fund	February 29, 2004	$ 95,143.01	-----	$14,093.76
	February 28, 2003	$ 50,799.80	-----	$15,093.80
GMO Taiwan Fund	February 29, 2004	$ 29,597.26	-----	$10,442.77
	February 28, 2003	$ 26,000.00	-----	$ 5,565.00
GMO Tax-Managed International Equities Fund	February 29, 2004	$ 30,236.70	-----	$13,321.08
	February 28, 2003	$ 27,000.00	-----	$12,816.02
GMO Tax-Managed Small Companies Fund	February 29, 2004	$ 26,265.60	-----	$ 9,251.22
	February 28, 2003	$ 25,000.00	-----	$ 8,333.63
GMO Tax-Managed U.S. Equities Fund	February 29, 2004	$ 26,813.37	-----	$ 9,120.40
	February 28, 2003	$ 25,000.00	-----	$11,331.67
GMO Tobacco-Free Core Fund	February 29, 2004	$ 27,660.64	-----	$17,329.44
	February 28, 2003	$ 26,000.00	-----	$15,637.12
GMO U.S Core Fund	February 29, 2004	$ 44,251.87	-----	$11,136.00
	February 28, 2003	$ 39,000.00	-----	$10,814.26
GMO U.S. Quality Equity Fund	February 29, 2004	$ 22,100.60	-----	-----
	February 28, 2003	-----	-----	-----
GMO U.S. Sector Fund	February 29, 2004	$ 11,070.88	-----	$ 9,359.24
	February 28, 2003	$ 10,500.00	-----	$ 8,818.53
GMO Value Fund	February 29, 2004	$ 31,935.50	-----	$ 9,936.09
	February 28, 2003	$ 31,000.00	-----	$ 9,460.55
GMO World Opportunity Overlay Fund	February 29, 2004	-----	-----	-----
	February 28, 2003	-----	-----	-----
Totals	February 29, 2004	$1,334,836.00	-----	$631,843.00
	February 28, 2003	$1,129,500.00	$250.00	$552,066.94

For each Fund’s two most recently completed fiscal years, no fees were billed by PricewaterhouseCoopers LLP to the Funds that would be disclosed under the caption “All Other Fees.”

For the fiscal years ended February 28, 2003 and February 29, 2004, respectively, fees billed by PricewaterhouseCoopers LLP for non-audit services provided to the Funds’ Service Affiliates were $86,950.00 and $115,100.00. These fees are categorized as “All Other Fees,” and were billed to the Funds’ Service Affiliates in connection with engagements that related directly to the operations and financial reporting of all the Funds that are series of GMO Trust, as well as other accounts managed by the Manager. None of these fees were attributable to engagements for services that related directly to a specific Fund.

For the fiscal years ended February 28, 2003 and February 29, 2004, respectively, aggregate fees billed by PricewaterhouseCoopers LLP for non-audit services rendered to the Funds and for non-audit services rendered to the Funds’ Service Affiliates were $639,266.94 and $817,943.00. For the fiscal year ended February 28, 2003, this amount reflects the aggregate of (x) $552,316.94 in tax and audit-related fees billed to the Funds, as shown in the above table, plus (y) $86,950.00 in fees billed to the Funds’ Service Affiliates for engagements that related directly to the operations and financial reporting of the Funds. For the fiscal year ended February 29, 2004, this amount represents the aggregate of (x) $631,843.00 in tax fees billed to the Funds, as shown in the above table, plus (y) $115,100.00 in fees billed to the Funds’ Service Affiliates for engagements that related directly to the operations and financial reporting of the Funds, plus (z) $71,000.00 in fees billed to the Funds’ Service Affiliates for non-audit services that did not relate directly to the operations and financial reporting of the Funds. No amounts were attributable to engagements for services rendered to a specific Fund, other than those shown in the above table.

D-

EXHIBIT E--OFFICER INFORMATION

The table below lists certain information concerning the Officers of the Trust. Officers are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she resigns or is removed from office. The address of each Officer is c/o GMO Trust, 40 Rowes Wharf, Boston, Massachusetts 02110.

Name and Date of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Scott Eston DOB: 01/20/1956	President and Chief Executive Officer	President and Chief Executive Officer since October 2002; Vice President from August 1998 - October 2002.	Chief Financial Officer, Chief Operating Officer (2000-present) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.
Susan Randall Harbert DOB: 04/25/1957	Chief Financial Officer and Treasurer	Chief Financial Officer since February 2000; Treasurer since February 1998.	Member, Grantham, Mayo, Van Otterloo & Co. LLC.
Brent C. Arvidson DOB: 06/26/1969	Assistant Treasurer	Since August 1998.	Senior Fund Administrator, Grantham, Mayo, Van Otterloo & Co. LLC.
Sheppard N. Burnett DOB: 10/24/1968	Assistant Treasurer	Since September 2004.
Fund Administration Staff, Grantham, Mayo, Van Otterloo & Co. LLC (June 2004-present); Vice President, Director of Tax, Columbia Management Group (2002-2004) and Senior Tax Manager (2000-2002) and Tax Manager (1999-2000), PricewaterhouseCoopers.

Scott D. Hogan DOB: 01/06/1970	Chief Compliance Officer	Since October 2004.	Legal Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (2000-2004) and Senior Legal Product Specialist, Scudder Kemper Investments, Inc. (1999-2000).
William R. Royer, Esq. DOB: 07/20/1965	Vice President and Clerk	Vice President since February 1997; Clerk since March 2001, May 1999-August 1999.	General Counsel, Anti-Money Laundering Reporting Officer (July 2002-February 2003) and Member, Grantham, Mayo, Van Otterloo & Co. LLC.
Elaine M. Hartnett, Esq. DOB: 02/18/1945	Vice President and Secretary	Vice President since August 1999; Secretary since March 2001.	Associate General Counsel, Grantham, Mayo, Van Otterloo & Co. LLC (June 1999-present).
Julie L. Perniola DOB: 10/07/1970	Vice President	Vice President, February, 2003-present; Anti-Money Laundering Compliance Officer, February 2003-December 2004.	Anti-Money Laundering Reporting Officer (February 2003-December 2004) and Chief Compliance Officer (April 1995-present), Grantham, Mayo, Van Otterloo & Co. LLC.
Cheryl Wakeham DOB: 10/29/1958	Vice President and Anti-Money Laundering Officer	Since December 2004.	Manager, Client Service Administration, Grantham, Mayo, Van Otterloo & Co. LLC (February 1999-present).

Mr. Eston, Ms. Harbert, Mr. Arvidson, Mr. Burnett, Ms. Hartnett, and Ms. Wakeham also serve as directors or officers of one or more subsidiaries or affiliates of Grantham, Mayo, Van Otterloo & Co. LLC and/or one or more unregistered investment companies managed by Grantham, Mayo, Van Otterloo & Co. LLC and its subsidiaries.

E-

EXHIBIT F--SHARES OUTSTANDING

The table below lists the shares outstanding of your Fund as of February 11, 2005.

FUND NAME	SHARE CLASS	SHARES OUTSTANDING
GMO Alpha Only Fund	Class III	16,661,087.305
GMO Benchmark-Free Allocation Fund	Class III	40,299,141.240
GMO Core Plus Bond Fund	Class III	111,695,793.680
	Class M	N/A
GMO Currency Hedged International Bond Fund	Class III	103,997,729.010
	Class M	N/A
GMO Currency Hedged International Equity Fund	Class III	69,355,032.273
	Class M	N/A
GMO Domestic Bond Fund	Class III	74,611,330.242
	Class M	N/A
GMO Emerging Countries Fund	Class III	15,439,675.044
	Class M	4,304,455.407
GMO Emerging Country Debt Fund	Class III	97,204,842.315
	Class IV	139,739,110.760
	Class M	N/A
GMO Emerging Country Debt Share Fund	Class III	12,303,301.382
	Class M	N/A
GMO Emerging Markets Fund	Class III	232,871,239.270
	Class IV	171,195,821.664
	Class V	2,027,530.987
	Class VI	109,525,887.565
GMO Emerging Markets Quality Fund	Class III	10,506,129.780
	Class IV	13,363,949.276
GMO Foreign Fund	Class II	53,314,150.814
	Class III	241,862,888.926
	Class IV	77,037,318.972
	Class M	219,754.857
GMO Foreign Small Companies Fund	Class III	25,780,012.704
	Class IV	32,974,426.071
GMO Global Balanced Asset Allocation Fund	Class III	90,845,333.679
GMO Global Bond Fund	Class III	18,734,809.670
	Class M	N/A
GMO Global Growth Fund	Class III	2,557,079.041
	Class IV	N/A
GMO Global (U.S.+) Equity Allocation Fund	Class III	28,866,939.584
GMO Growth Fund	Class III	19,368,887.668
	Class M	14,807,305.770
GMO Inflation Indexed Bond Fund	Class III	61,402,156.756
	Class M	N/A
GMO International Bond Fund	Class III	41,813,196.644
	Class M	N/A
GMO International Disciplined Equity Fund	Class III	10,435,566.725
	Class IV	8,297,403.488
	Class M	N/A
GMO International Equity Allocation Fund	Class III	32,323,302.124
GMO International Growth Fund	Class III	60,135,174.553
	Class M	N/A
GMO International Intrinsic Value Fund	Class II	7,504,155.091
	Class III	61,823,472.219
	Class IV	69,877,374.254
	Class V	N/A
	Class VI	N/A
	Class M	601,354.494
GMO International Small Companies Fund	Class III	86,015,337.007
GMO Intrinsic Value Fund	Class III	9,805,337.494
	Class IV	N/A
	Class M	N/A
GMO Real Estate Fund	Class III	16,122,174.449
	Class M	N/A
GMO Short-Duration Collateral Fund		136,800,837.531
GMO Short-Duration Investment Fund	Class III	3,271,098.912
	Class M	N/A
GMO Small Cap Growth Fund	Class III	1,790,303.222
GMO Small Cap Value Fund	Class III	6,493,857.405
GMO Special Purpose Holding Fund		554,071.270
GMO Taiwan Fund		7,846,415.638
GMO Tax-Managed International Equities Fund	Class III	33,617,588.387
GMO Tax-Managed Small Companies Fund	Class III	1,599,020.268
GMO Tax-Managed U.S. Equities Fund	Class III	6,702,626.339
GMO Tobacco-Free Core Fund	Class III	18,033,011.931
	Class IV	11,588,087.774
	Class M	N/A
GMO U.S. Core Fund	Class II	45,543,284.771
	Class III	122,841,457.743
	Class IV	62,454,463.000
	Class V	0.000
	Class VI	120,728,744.021
	Class M	12,191,887.285
GMO U.S. Quality Equity Fund	Class III	20,786,241.405
	Class IV	46,074,830.142
GMO U.S. Sector Fund	Class III	23,632,253.623
GMO Value Fund	Class III	4,175,128.818
	Class M	1,702,225.126
GMO World Opportunity Overlay Fund		22,357,898.074

F-

EXHIBIT G--BENEFICIAL OWNERSHIP

The table below sets forth the names, addresses and percentage ownership of those shareholders known by the Trust to own beneficially 5% or more of the outstanding shares of a class of a Fund in the Trust as of January 14, 2005.

FUND	CLASS	NAME & ADDRESS (% OWNERSHIP)
GMO Alpha Only Fund	Class III	Evergreen Asset Allocation Fund 200 Berkeley St 21st Floor Fund Administration Boston, MA 02116 (72.4%)	GMO Global Balanced Asset Allocation Fund Attn. Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 (17.1%)
GMO Benchmark-Free Allocation Fund	Class III
Screen Actors Guild Producers Pension Plan
Attn. Keith Walker A/R & Finance Manager
3601 West Olive Avenue
Burbank, CA 91505
(13.7%)

The Northern Trust Company, as Trustee FBO Olin Pension Plans Master Retirement Trust
Attn. Special Assets
P.O. Box 92956
Chicago, IL 60676
(8.8%)

The Ministers and Missionaries Benefit Board of American Baptist Churches
Attn. Steven Chin Manager/Investment Analyst
475 Riverside Drive Suite 1700
New York, NY 10115
(8.5%)

Bost & Co A/C WBHF7000702
FBO WB Hilton Crut
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(5.6%)

GMO Core Plus Bond Fund	Class III
Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(51.3%)

GMO Global Balanced Asset Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(10.4%)

Bost & Co. A/C NYXF174740
(Verizon - Core Plus)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(17.0%)

JPMorgan Chase Bank, as Trustee for GMAM Group Pension Trust II
Nicole Stephenson
JPMorgan Chase
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245
(5.7%)

GMO Currency Hedged International Bond Fund	Class III
GMO Benchmark-Free Allocation Fund
Attn. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(27.5%)

JPMorgan Chase Bank, as Trustee for GMAM Group Pension Trust II
Nicole Stephenson
JPMorgan Chase
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245
(10.0%)

Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(26.6%)

GMO Global Balanced Asset Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(7.2%)

State Street Nominees Limited AC JFBA
Attn. Eileen Crow
Settlements
525 Ferry Road
Edinburgh, Scotland, EH5 2A W
(5.8%)

GMO Currency Hedged International Equity Fund	Class III
Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(42.6%)

JPMorgan Chase Bank, as Trustee for GMAM Group Pension Trust II
Nicole Stephenson
JPMorgan Chase
3 Chase Metrotech Center, 5th Floor
Brooklyn, NY 11245
(9.6%)

GMO Benchmark-Free Allocation Fund
Attn. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(14.8%)

GMO Global Balanced Asset Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(8.1%)

GMO Domestic Bond Fund	Class III	Evergreen Asset Allocation Fund 200 Berkeley St 21st Floor Fund Administration Boston, MA 02116 (71.0%)	GMO Global Balanced Asset Allocation Fund Attn. Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 (14.0%)
GMO Emerging Countries Fund	Class III
National Bank of Canada
Attn. Louis Vachon
Senior Vice President
1155 Metcalfe, First Floor
Montreal Quebec H3B 5G2
(18.7%)

Charles Schwab & Co Inc
FBO 96472125
San Francisco, CA 94104-4122
Attn. Mutual Funds Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
(7.8%)
Trust Company of Illinois Attn. Trust Operations 45 S. Park Blvd Suite 300 Glen Ellyn, IL 60137 (10.8%)
	Class M	National Financial Services LLC For the Exclusive Benefits of Our Customers - NT 200 Liberty Street One World Financial New York, NY 10281 (71.9%)	American Express Trust Co. FBO American Express Trust Retirement Services Plans American Express Trust Company 50534 AXP Financial Center Minneapolis, MN 55474 (24.8%)
GMO Emerging Country Debt Fund	Class III
GMO Emerging Country Debt Share Fund
Attn. Rick Okerman
40 Rowes Wharf
Boston, MA 02110
(11.8%)

Jayvee & Co
For CIBC Mellon Trust Co Trustee of the CN Pension Trust Funds
Attn. LP Constantin
320 Bay Street 6th Floor
Toronto Ontario Canada M5H 4A6
Attention Pooled Funds
(7.1%)

University of Southern California
Attn. Jeffrey Fischer
840 Childs Way BKS 402
Los Angeles, CA 90089-2541
(5.3%)

Boston Safe Deposit & Trust Co
FBO The Phillips Electronics North America Corp Master Retirement Trust
Attn. Eric Sassone, Trust Officer
125 Santilli Highway AIM 026 0036
Everett, MA 02149-1950
(7.4%)

Private Syndicate Pty Ltd, as Trustee of the Alternative Investment Private Syndicate
Attn. Mr. Peter A. Norman
Level 18 321 Exhibition St
Melbourne, Victoria 3000, Australia
(6.2%)

Class IV
State of Wisconsin Investment Board (SWIB) Fixed Trust Fund
Attn. Janice Anderson
P.O. Box 7842
Madison, WI 53707
(22.3%)

GMAM Group Pension Trust II
JPMorgan Chase Bank
Donald E. Johnson
3 Chase Metrotech Center
5th Floor
Brooklyn, NY 11245
(22.2%)

San Francisco City & County Retirement System
Attn. Ted Wong, Head Accountant
30 Van Ness Avenue Suite 3000
San Francisco, CA 94102
(17.3%)

Pension Reserves Investment Trust
Attn. Stan Mavromates
84 State Street Suite 250
Boston, MA 02144
(15.7%)

GMO Benchmark-Free Allocation Fund
Attn. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(6.0%)

GMO Emerging Country Debt Share Fund	Class III	Sprint Corporate Master Trust 6220 Sprint Parkway Overland Park, KS 66251 (63.4%)	Fidelity Investments Institutional Operations Company (FIIOC) As Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015 (36.6%)

G-

GMO Emerging Markets Fund	Class III
Charles Schwab & Co. Inc.
FBO 51055025
Amherst, MA 01002-9506
Attn. Mutual Funds Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
(21.0%)

Charles Schwab & Co. Inc.
FBO 86957261
Cayucos, CA 93430-1620
Attn. Mutual Funds Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
(7.7%)

Charles Schwab & Co. Inc.
FBO 91216370
Waltham, MA 02453-1480
Attn. Mutual Funds Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
(6.6%)

Charles Schwab & Co. Inc.
FBO 87135695
Sudbury, MA 01776-1938
Attn. Mutual Funds Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
(5.8%)

Charles Schwab & Co. Inc.
FBO 57615172
Indian Wells
Attn. Mutual Funds Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
(11.2%)

Charles Schwab & Co. Inc.
FBO 30881383
Waltham, MA 02453-1480
Attn. Mutual Funds Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
(6.7%)

Charles Schwab & Co. Inc.
FBO 54301935
Shelburne, VT 05482-6304
Attn. Mutual Funds Operations 333/4
101 Montgomery Street
San Francisco, CA 94104
(7.0%)

G-

Class IV
Mr. Peter Manley
GMO Emerging Markets Trust
Suite 1, Upper Deck, Jones Bay Wharf
26-32 Pirrama Road
Pyrmont, NSW 2009, Australia
(15.9%)

Washington State Investment Board
Attn. Ms. Nancy Calkins
PO Box 40916
2424 Heritage Court SW
Olympia, WA 98504-0916
(7.7%)

Duke University Long-Term (Endowment) Pool - Emerging
c/o Duke Management Company
2200 W. Main St., Suite 1000
Durham, NC 27705
(6.3%)

The William and Flora Hewlett Foundation
Attn. Ana Wiechers Marshall
Director Investment Research & Public Investments
2121 Sand Hill Road
Menlo Park, CA 94025
(5.5%)

Exxon Mobil Master Pension Trust
Attn. Colin J. Kerwin
5959 Las Colinas Boulevard
Irving, TX 75039
(7.7%)

Harris Trust and Savings Bank, as Agent for Various Trust and Custody Accounts
Attn. Mutual Funds Unit - LLE
111 West Monroe Street
Chicago, IL 60603
(6.5%)

State Street Bank and Trust Company, As Trustee of the EDS Retirement Plan IFC Investable Mandate
PO Box 1992
Boston, MA 02105-1992
(5.8%)

International Paper Retirement Plans
Master Trust
Attn. Carol Tusch
400 Atlantic Street
Stamford, CT 06921
(5.3%)

Central States Southeast & Southwest Areas Pension Fund
Attn. Nancy J. Norton
c/o JP Morgan Investment Mgmt Inc.
522 Fifth Avenue
New York, NY 10036
(5.1%)

Class VI
Princeton University Trust
Attn. John D. Sweeney
PO Box 35
Princeton, NJ 08544
(22.9%)

Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(14.0%)

State of Wisconsin Investment Board
(SWIB) Fixed Trust Fund
Attn. Janice Anderson
PO Box 7842
Madison, WI 53707
(6.6%)

Leland Stanford Junior
University II-AA
Stanford Management Company
Eleanor HSU
2770 Sand Hill Road
Menlo Park, CA 94025
(17.5%)

GMO Benchmark-Free Allocation Fund
Attn. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(12.5%)

G-

GMO Emerging Markets Quality Fund	Class III
The Northern Trust Company, as Trustee FBO Mayo Foundation A/C 26-07634
PO Box 92956
Chicago, IL 60675
(30.4%)

GMO On Behalf of the Rolls Royce Pension Plan
Attn. Jamie McKenna & Laura Whitten
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(17.1%)

Maine State Retirement System
46 State House Station
Augusta, ME 04333
(6.0%)

The Northern Trust Company, as Trustee FBO Mayo Foundation A/C 26-05192
PO Box 92956
Chicago, IL 60675
(22.4%)

Sidney E. Frank 2004 Charitable Remainder Annuity Trust
222 Richmond Street
Suite 201
Providence, RI 02903
(8.6%)

	Class IV	Evergreen Asset Allocation Fund 200 Berkeley St 21st Floor Fund Administration Boston, MA 02116 (100.0%)

G-

GMO Foreign Fund	Class III
Citibank NA, as Trustee of the Citigroup Pension Plan
Attn. Ellen L. Veigl
850 Third Ave.
12th Floor
New York, NY 10022
(7.0%)

Hershey Trust Company
Trustee for Milton Hershey School
P.O. Box 445
100 Mansion Road East
Hershey, PA 17033
(5.9%)
The J. Paul Getty Trust Attn. James M. Williams Vice President and Chief Investment Officer 1200 Getty Center Drive Suite 400 Los Angeles, CA 90049 (7.0%)
Class IV
Nebraska Investment Council
Attn. Joseph P. Jurich
941 “0” Street
Suite 500
Lincoln, NE 68508
(31.6%)

Princeton University Trust
Attn. John D. Sweeney
P.O. Box 35
Princeton, NJ 08544
(14.8%)

Rob D. Nagel
Director of Investments
The Wallace Foundation
Two Park Avenue, 23rd Floor
New York, NY 10016
(10.1%)

Gordon E. and Betty I. Moore Foundation Foreign Fund
Attn. Lynda Sullivan
The Presidio of San Francisco
PO Box 29910
San Francisco, CA 94129-0910
(26.3%)

President and Fellows of Harvard College
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210
(10.7%)

	Class M	Fidelity Investments Institutional Operations Company (FIIOC) As Agent for Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015 (92.3%)	National Financial Services LLC For the Exclusive Benefits of Our Customers - NT 200 Liberty Street One World Financial New York, NY 10281 (7.7%)

G-

GMO Foreign Small Companies Fund	Class III
The University of Chicago
Attn. Regina Manikowski
450 N Cityfront Plaza Drive
Suite 440
Chicago, IL 60611
(23.8%)

Partners Healthcare System Inc. Pooled Investment Accounts- Long Term Pool
Attn. William N. Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114
(12.7%)

The Glenmede Trust Company, as Trustee of the Pew Memorial Trust
Attn. Ruthanne Carpi Trust Ops Dept
1650 Market Street
Suite 1200
Philadelphia, PA 19103
(8.4%)

Citibank NA For the Benefit of the
FMC Corp Defined Benefit Retirement Trust
Attn. David Humza
111 Wall Street 14th Floor Zone 14
New York, NY 10043
(7.2%)

San Diego City Employees Retirement System (SDCERS)
Attn. Ms. Robin Oleksow
401 B Street, Suite 400
San Diego, CA 92101-4298
(11.2%)

Northern Trust Co., as Trustee
FBO FMC Technologies Inc. Master Retirement Trust A/C 22-07411 (FDRS)
Attn. Mutual Funds Ops
P.O. Box 92956
Chicago, IL 60675-2956
(9.4%)

Baylor University
Attn. Jonathan Hook
1311 S 5th Street
P.O. Box 97030
Waco, TX 76798
(8.4%)

Partners Healthcare System Inc, Master Trust for ERISA Assets
Attn. William N. Donovan
101 Merrimac Street
Treasury - 7th Floor
Boston, MA 02114
(8.3%)

	Class IV	Virginia Retirement System Attn. Peggy Davis P.O. Box 2500 Richmond, VA 23218-2500 (77.5%)	Princeton University Trust Attn. John D. Sweeney P.O. Box 35 Princeton, NJ 08544 (21.0%)

G-

GMO Global Balanced Asset Allocation Fund	Class III
State Street Bank & Trust Company, as Trustee for the Northrop Grumman Defin Contribution Plans Master Trust
Attn. Mark Hanna
105 Rosemont Road
Westwood, MA 02090
(13.0%)

Ohio Tuition Trust Authority OTTA
Attn. Investment Officer
580 S High Street
Suite 208
Columbus, OH 43215-5644
(9.0%)

MAC & Co A/C HMWF1856952
Highmark
Attn. Mutual Funds Operations
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198
(6.3%)

The Ministers and Missionaries Benefit Board of American Baptist Churches
Attn. Steven Chin
Manger Investment Analysis
475 Riverside Drive Suite 1700
New York, NY 10115-0049
(10.4%)

Metropolitan Opera Association Inc.
Attn. Marvin Suchoff
Lincoln Center
New York, NY 10023
(6.0%)

GMO Global Bond Fund	Class III
Fresno County Employees’ Retirement Association
P.O. Box 911
Fresno, CA 93714-0911
(40.2%)

The University of North Carolina at Chapel Hill Foundation Investment Fund Inc.
Global Fixed Income Account
Investment Office
308 West Rosemary St. Suite 203
Chapel Hill, NC 27516
(5.8%)

General Retirement System of the City Detroit
Attn. Joseph Glanton
908 Coleman A. Young Municipal Center
Detroit, MI 48226
(35.6%)

Wendel & Co A/C 415307
FBO Energen Corp
c/o The Bank of New York
Mutual Fund Reorg Dept
PO Box 1066
Wall Street Station
New York, NY 10268
(5.9%)

GMO Global Growth Fund	Class III	GMO Global Growth Attn: Peter Manley Suite 1, Upper Deck, Jones Bay Wharf 26-32 Pirrama Road Pyrmont, NSW 2009, Australia (100.0%)

G-

GMO Global (U.S.+) Equity Allocation Fund	Class III
SEI Private Trust Company
c/o Mellon Bank FBO 10114349100
Attn. Mutual Funds Administrator
One Freedom Valley Drive
Oaks, PA 19456
(15.8%)

A Rising Tide The Greater Kansas City Health Care Foundation DBA Health Care Foundation of Greater Kansas City
Chief Executive Officer
2700 East 18th Street Suite 220
Kansas City, MO 64127
(11.2%)

Winchester Medical Center
Attn. Craig Lewis
Sr. Vice President
1840 Amherst Street
Winchester, VA 22601
(12.7%)

The Christy-Houston Foundation Inc.
Attn. Robert B. Mifflin
1296 Dow Street
Murfreesboro, TN 37130
(6.9%)

Hollins University Corporation
Attn. Patricia W. Hunt
P.O. Box 9658
8036 Quadrangle Lane
Roanoke, VA 24020-1658
(5.6%)

GMO Growth Fund	Class III
The Northern Trust Company, Trustee of the Aerospace Corporation Employees Retirement Plan Trust
Attn. Mutual Funds
PO Box 92956
Chicago, IL 60675
(13.6%)

Surdona Foundation Inc.
Attn. Mark De Vendge
330 Madison Avenue 30th Fl
New York, NY 10017-5001
(9.4%)

Corning Retirement Master Trust
Attn. Mr. Robert J. Grassi
Director Investment Services
Corning Inc.
One Riverfront Plaza HQ-E2
Corning, NY 14831-0001
(8.7%)

BNY Western Trust Company, as Custodian for Providence Services Board Designate Funds
Attn. Deborah Saner
Two Union Square Suite 520
Seattle, WA 98101-2321
(7.4%)

Moses H Cone Memorial Hospital
Attn. Elizabeth S Ward
1200 North Elm St.
Greensboro, NC 27401
(11.3%)

Andersen 401K Plan
100 Fourth Avenue North
Bayport, MN 55003
(8.8%)

Lasalle Bank NA Cust.
Provena Health Employee Pension Plan
A/C 362007551/405784109
PO Box 1443
Chicago, IL 60690-1443
(7.5%)

Provena Health Operating Investment Funds
Attn. Patrick Quinn
9223 West St Francis Road
Frankfort, IL 60423
(5.1%)

Class M
National Financial Services LLC
For the Exclusive Benefits of Our Customers - NT
200 Liberty Street
One World Financial
New York, NY 10281
(62.3%)

GE Financial Trust Company
FBO GE Private Asset Management Client
3200 N Central Avenue, 6th Floor
Phoenix, AZ 85012
(12.2%)
Northern Trust Co. As Custodian FBO Colorado PERA 401K Trust Attn. DV Control P.O. Box 92994 Chicago, IL 60675-2994 (25.5%)

G-

GMO Inflation Indexed Bond Fund	Class III
GMO Benchmark-Free Allocation Fund
Attn. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(31.6%)

The Northern Trust Company, Trustee of the Aerospace Corporation Employees Retirement Plan Trust
Attn. Mutual Funds
P.O. Box 92956
Chicago, IL 60675
(8.8%)

Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(15.6%)

Northern Trust, as Trustee
FBO Lockheed Martin Corp Master Retirement Trust
AC 22-10561
PO Box 92956
Chicago, IL 60675
(6.5%)

Bost & Co. A/C NYXF1776462
(Verizon - IIX)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(5.4%)

GMO International Bond Fund	Class III
Bost & Co. A/C NYXF1049812
(Verizon - IBF)
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(16.5%)

Saturn & Co A/C 4600712
c/o IB&T Co
FBO The John Hancock Financial Services Inc Pension Plan
c/o Investors Bank and Trust
P.O. Box 9130 FPG90
Boston, MA 02117-9130
(13.4%)

Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(19.2%)

The University of Chicago
Attn. Regina Manikowski
450 N Cityfront Plaza Drive
Suite 440
Chicago, IL 60611
(7.7%)

G-

GMO International Disciplined Equity Fund	Class III
MAC & Co. A/C KREF0756022
Kresge Foundation
Attn. Mutual Funds Ops
P.O. Box 3198
Pittsburgh, PA 15230-3198
(26.7%)

Northern Trust Company, as Custodian FBO Nathan Cummings Foundation GMO Intl
A/C 26-14879
P.O. Box 92956
Chicago, IL 60675-2956
(11.6%)

MAC & Co. A/C CTBF8669522
Canterbury Trust
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(6.5%)

State Street Bank & Trust Co.
As Trustee of Invensys Master Retirement Trust
Attn. Ms. Janet Cottone
100 Plaza One
Jersey City , NJ 07311
(23.8%)

The George Washington University
Attn. Donald W. Lindsey
825 21st Street NW
Washington, DC 20052
(8.5%)

Northern Trust Co., Custodian
FBO The University of New Mexico Endowment Fund 26-27716
801 S Canal
P.O. Box 92956
Chicago, IL 60675
(6.4%)

	Class IV	The Paul Hamlyn Foundation Attn. JR Sheldon 18 Queen Annes Gate London SWIH 9AA (57.8%) Maine State Retirement System 46 State House Station Augusta, ME 04333 (30.4%)	Mellon Bank in Trust for Mercer Pension US Core Equity Fund c/o Mercer Investment Consulting Inc. Attn. Scarlett Ungurean CFA 200 Clarendon St. 3700 Boston, MA 02116 (5.4%)

G-

GMO International Equity Allocation Fund	Class III
Saskatchewan Telecommunications Pension Plan
Attn. Neil Banick
6th Floor
2121 Saskatchewan Drive
Regina, Saskatchewan S4P 3Y 2
(12.4%)

The Hershey Foods Corporation Master Retirement Trust
Attn. James G. Nolan
Assistant Treasurer
Benefit Plan Asset Management Dept.
100 Crystal A Drive
Hershey, PA 17033
(7.0%)

Wenner-Gren Foundation
Attn. Maugha Kenny
470 Park Avenue South
8th Floor
New York, NY 10016
(5.5%)

Hartford Hospital
Attn. John M. Biancamano
Vice President Finance
80 Seymour St
P.O. Box 5037
Hartford, CT 06102-5037
(10.8%)

Fleet National Bank
FBO Hartford Hospital
Attn. Funds Processing NYUT37404A
604414900
P.O. Box 92750
Rochester, NY 14692-8850
(6.7%)

Regenstrief Foundation, Inc.
Global Equity Fund
9292 North Meridian Street Suite 202
Indianapolis, IN 46260
(5.3%)

The Eli and Edythe L Broad Foundation
Attn. Peter Adamson
10900 Wilshire Blvd
12th Floor
Los Angeles, CA 90024
(5.0%)

GMO International Growth Fund	Class III	Evergreen Asset Allocation Fund 200 Berkeley Street 21st Floor Administration Boston, MA 02116 (25.8%) GMO Currency Hedged International Equity Fund 40 Rowes Wharf Boston, MA 02110 (17.8%)
GMO International Equity Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(12.3%)

GMO Global Balanced Asset Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02210
(5.9%)

G-

GMO International Intrinsic Value Fund	Class II
Marshall & Ilsey Trust Co. NA TTEE FBO MCW GMO International Intrinsic Value Fund Custody
Attn. Mutual Fund Operations
1000 N Water Street, 14th Floor
Milwaukee, WI 53202
(14.6%)

Sisters of Mercy of North Carolina
Foundation Inc.
Attn. Edward J. Schlicksup JR
2115 Rexford Road Suite 401
Charlotte, NC 28211
(8.6%)

Calhoun & Co
c/o Comerica Bank
P.O. Box 75000
M/C 3446
Detroit, MI 48275-3446
(6.3%)

TEMBEC Inc.
Edifice White Oaks
Attn. Richard Tremblay
10 Chemin Gatineau
CP 5000
Temiscaming, Quebec, JOZ 3R 0
(12.6%)

Wendel & Co. #199509
FBO Jewish Comm FDN San Diego
Attn. Linda Russo
Mutual Fund/Reporting Dept.
P.O. Box 1066, Wall Street Station
New York, NY 10268
(6.4%)

Class III
State Street Bank & Trust Cust
Goldman Sachs & Co Profit Sharing Trust
State Street Bank & Trust
One Enterprise Drive
N. Quincy, MA 02171
(7.0%)

Charles Schwab & Co Inc.
Special Custody Account for Exclusive Benefit of Customers
101 Montgomery St
Attn. Mutual Funds
San Francisco, CA 94104
(5.8%)

Milwaukee County Employees
Retirement System
Attn. Mr. Steven Vo
Mellon Trust
135 Santilli Highway
Mail Zone 026003
Everett, MA 02149-1906
(6.1%)

Park Indemnity Limited
Craig Appin House
Attn. Bill Pare
3rd Floor
8 Wesley Street
Hamilton, HMJX, Bermuda
(5.2%)

Class IV
Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(21.2%)

State Street Bank, as Trustee of the EDS Retirement Plan - SSB PMI Value Index Mandate
State Street Bank & Trust Co
P.O. Box 1992
Attn. Laura Mears
Boston, MA 02105-1992
(12.9%)

Rolex Holding SA
Attn. Mr. Gian Heim
Rue Francois Dussaud 3-7
CH-1211 Geneva 24, Switzerland
(9.2%)

President and Fellows of Harvard College
c/o Harvard Management Company
600 Atlantic Avenue
Boston, MA 02210
(6.9%)

GMO Currency Hedged International Equity Fund
40 Rowes Wharf
Boston, MA 02110
(14.7%)

GMO International Equity Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(10.1%)

Harris Trust and Savings Bank, as Agent for Various Trust and Custody Accounts
Attn. Mutual Funds Unit - LLE
111 West Monroe Street
Chicago, IL 60603
(7.2%)

	Class M	American Express Trust Co. FBO American Express Trust Retirement Services Plans American Express Trust Company 50534 AXP Financial Center Minneapolis, MN 55474 (100.0%)
GMO International Small Companies Fund	Class III
Princeton University Trust
Attn. John D. Sweeney
PO Box 35
Princeton, NJ 08544
(11.2%)

Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(6.8%)

Cogent Nominees Pty Limited Act
New Zealand Superannuation Fund
Attn. Guy Hopkins and Cleyde Hazell
Level 8
60 Castlereach St
Sydney, NSW, 2204
(7.0%)

GMO Benchmark-Free Allocation Fund
Attn. Julie Coady
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(6.6%)

The Annie E. Casey Foundation
Julie Knauer
Financial Analyst
701 St Paul St
Baltimore, MD 21202
(6.6%)

G-

GMO Intrinsic Value Fund	Class III
Corning Retirement Master Trust
Attn. Mr. Robert J Grassi
Director Investment Services
Corning Inc.
One Riverfront Plaza HQ-E2
Corning, NY 14831-0001
(29.3%)

Princeton University Trust
Attn. John D. Sweeney
P.O. Box 35
Princeton, NJ 08544
(17.3%)

Jupiter & Co.
FBO New Balance Foundation
TIN 046222220
Attn. Jupiter & Co. C/O MFG
P.O. Box 9130 FPG90
Boston, MA 02117-9130
(13.2%)

State Street Bank & Trust Co Cust Mainegeneral Health Endowment
Attn. Mr. Nick Katsikis
Specialized Trust Services
200 Newport Avenue JQB7
North Quincy, MA 02171
(18.0%)

State Street Bank & Trust Co TR Mainegeneral Health System Pension Plan
Attn. Mr. Nick Katsikis
Specialized Trust Services
200 Newport Avenue JQB7
North Quincy, MA 02171
(12.1%)

Associate Alumnae of Douglas College
Attn. Rachel Ingber
Executive Director
181 Ruders Lane
New Brunswick, NJ 08901-8557
(6.2%)

	Class M	American Express Trust Co. FBO American Express Trust Retirement Services Plans American Express Trust Company 50534 AXP Financial Center Minneapolis, MN 55474 (100.0%)
GMO Real Estate Fund	Class III	Evergreen Asset Allocation Fund 200 Berkeley St 21st Floor Fund Administration Boston, MA 02116 (41.8%) MAC & Co 10000643000 FBO Princeton P.O. Box 534005 Pittsburgh, PA 15253-4005 (8.0%)	GMO Global Balanced Asset Allocation Fund Attn. Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 (9.8%)

G-

GMO Short Duration Collateral Fund	Class III
GMO Currency Hedged International Bond Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(21.5%)

GMO Core Plus Bond Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(22.2%)

GMO Domestic Bond Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(20.5%)

VERIB NYXF 1776322
Attn. Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 152303198
(6.4%)

The Chase Manhattan Bank, as Directed Trustee for the IBM Personal Pension Plan Trust
1133 Westchester
White Plains, NY 106043505
(6.1%)

JP Morgan Chase Bank, as Trustee of the General Motors Employees Global Group Pension Trust
Attn. Mr. Donal Johnson
4 Chase Metrotech Center
Brooklyn, NY 11245
(5.3%)

GMO International Bond Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(8.8%)

GMO Short-Duration Investment Fund	Class III
Comprehensive Care Management
Risk Reserve
Attn. Richard Rosen
2401 White Plains Road
Bronx, NY 10467
(17.7%)

Beth Abraham Health Services
Third Party Liability
Attn. Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467
(8.5%)

Beth Abraham Health Services
Funded Depreciation
Attn. Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467
(5.9%)

Comprehensive Care Management
Corporation - Unrestricted
Attn. Richard Rosen
2401 White Plains Road
Bronx, NY 10467
(19.1%)

GMO Global Balanced Asset Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(10.7%)

Bethco Corporation Synagogue Building Fund
Attn. Ira Green
c/o Stephen Mann
612 Allerton Avenue
Bronx, NY 10467
(6.3%)

G-

GMO Small Cap Growth Fund	Class III
Bost & Co A/C WFHF6202002
FBO The Hewlett Foundation
Attn. Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(18.0%)

Municipal Fire & Police Retirement
System of Iowa
Attn. Dennis Jacobs
2836 104th Street
Des Moines, IA 50322
(14.2%)

World Wildlife Fund
Attn. Mr. David Rada
Financial Officer
1250 24th Street NW, Suite 500
Washington, DC 20037-1175
(6.4%)

MAC & Co. AC CTBF8669522
Canterbury Trust
Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(15.6%)

GMO U.S. Sector Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(13.0%)

GMO Small Cap Value Fund	Class III
Maine State Retirement System
46 State House Station
Augusta, ME 04333
(15.4%)

Bost & Co A/C WFHF6202002
FBO The Hewlett Foundation
Attn. Mutual Funds Operations
PO Box 3198
Pittsburgh, PA 15230-3198
(13.9%)

GMO U.S. Sector Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(7.8%)

Yale University Retiree Health Benefit
Coverage Trust
55 Whitney Avenue
New Haven, CT 06511
(13.8%)

State Street Bank & Trust Co Cust.
Mainegeneral Health Endowment
Attn. Mr. Nick Katsikis
Specialized Trust Services
200 Newport Avenue JQB7
North Quincy, MA 02171
(7.3%)

Municipal Fire & Police Retirement
System of Iowa
Attn. Dennis Jacobs
2836 104th Street
Des Moines, IA 50322
(7.2%)

G-

GMO Special Purpose Holding Fund
Verib NYXF1776322
Attn. Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(29.1%)

The Chase Manhattan Bank, as Directed Trustee for the IBM Personal Pension Plan Trust
1133 Westchester
White Plains, NY 10604-3505
(15.7%)

GMO Global Bond Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(8.3%)

GMO Inflation Indexed Bond Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(5.2%)

GMO Core Plus Bond Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(16.9%)

JPMorgan Chase Bank, as Trustee of the General Motors Employees Global Group Pension Trust
Attn. Mr. Donald Johnson
4 Chase Metrotech Center
Brooklyn, NY 11245
(8.9%)

GMO International Bond Fund
c/o GMO
40 Rowes Wharf
Boston, MA 02110
(6.8%)

GMO Taiwan Fund	Class III
Pension Reserves Investment Trust
Stanley P Mavromates Jr Deputy CIO
84 State Street Suite 250
Boston, MA 02109
(68.7%)

State of Connecticut Retirement Plans
and Trust Funds
55 Elm Street
Hartford, CT 061061773
(22.2%)
Universal Investment Gesellshaft MBH c/o Bumai Bockenheimer Landstrasse 98-100 Frankfurt, Germany 60323 (7.6%)
GMO Tax-Managed International Equities Fund	Class III	The Northern Trust TR MARS Benefit Trust P.O. Box 92956 Chicago, IL 60675 (13.7%) Hugheson Limited Attn. Charlotte Fenn P.O. Box 705 GT Grand Cayman, Cayman Islands (10.0%)
The Northern Trust Company as Cust. FBO The Cheyne Walk Trust
A/C 26-05508
Attn. Mutual Funds
P.O. Box 92956
Chicago, IL 60675
(14.8%)

Northern Trust Co Custodian FBO Offield Investment LLC A/C 26-26989
Attn. Special Assets
P.O. Box 92956
Chicago, IL 60675
(7.0%)

G-

GMO Tax-Managed Small Companies Fund	Class III
Blush & Co. Option C
Attn. Kelly McKenna
P.O. Box 976
New York, NY 10268
(19.3%)

Richard Geary
1211 SW 5th Ave.
Suite 2980
Portland, OR 97204
(14.0%)

Judith M Buechner
3572 State Route 315
Pawlet, VT 05761
(9.2%)

Thomas Rutherford Inc
Attn. Bradford R. Buie
One South Jefferson St. (24011)
PO Box 12748
Roanke, VA 24028
(6.0%)

S. Parker Gilbert & Robert M. Pannoyer Trust U/ART 11 (G)
FBO George W. Merck
Attn. Janet Blakeman
Patterson Belknap Webb & Tyler
1133 Avenue of the Americas
New York, NY 10036
(16.0%)

Strafe & Co.
FBO John Stoll Residuary TUW A/C 3401079207
P.O. Box 160
Westerville, OH 43086-0160
(13.0%)

Drake & Co. LLC.
FBO Josephine A. Merck A/C 358108
Attn. Mutual Fund Department
c/o Citibank NA
333 W 34th Street, 7th Floor
New York, NY 10001
(6.0%)

GMO Tax-Managed U.S. Equities Fund	Class III
Northern Trust Co. Custodian FBO Sev Edgar M. Bronfman SR A/C#26-13257
P.O. Box 92956
Chicago, IL 60675
(42.3%)

Richard B. Cheney & Lynne V. Cheney
Trustees for the Cheney Living Trust
Dated 05/03/93
Attn. Debbie Heiden
One Observatory Circle NW
Washington, DC 20008
(5.3%)

SEI Private Trust 10000642000
c/o Mellon Bank FBO Princeton
One Freedom Valley Drive
Oaks, PA 19456
(16.7%)

Alexander Family Trust
c/o Groves-Alexander
700 N. St. Mary’s Street
#1200
San Antonio, TX 78205
(12.1%)

G-

GMO Tobacco-Free Core Fund	Class III
Tufts Associated Health Maintenance
Organization Inc.
Attn. J. Andy Hilbert
333 Wyman Street
Waltham, MA 02254
(21.4%)

The Flinn Foundation
Attn. Don Snider
1802 North Central Avenue
Phoenix, AZ 85004-1506
(11.6%)

Hollow Beam & Co
FBO Maine Health Access Foundation
200 Newport Ave. 7th Floor
N Quincy, MA 02171
(7.9%)

The Boston Foundation Inc.
75 Arlington St. 10th Floor
Boston, MA 02116
(13.4%)

Union Bank Trust Nominee
FBO City of Hope - Omnibus
P.O. Box 85484
San Diego, CA 92186
(11.7%)

Council for World Mission
Attn. Ms. Laiming Wyers
Ipalo House 32-34 Great Peter St
London, SWIP 2DB, UK
(7.6%)

State Street, as Custodian for Catholic Medical Pension Plan
200 Newport Ave. JQB75
N Quincy, MA 02171
(7.2%)

	Class IV	Memorial Sloan-Kettering Cancer Center 1275 York Avenue New York, NY 10021 (100.0%)

G-

GMO U.S. Core Fund	Class III	GMO U.S. Sector Fund Attn. Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 (6.7%)
Class IV
Northern Trust Company, as Trustee FBO Employee Retirement Plan of Safeway In and its Domestic Subsidiaries
A/C 22-09415
P.O. Box 92956
Chicago, IL 60675
(18.1%)

Gordon E. and Betty I. Moore Foundation Core Fund
Attn. Lynda Sullivan
The Presidio of San Francisco
P.O. Box 29910
San Francisco, CA 941290910
(16.1%)

University of Rochester
Attn. Joyce A Johnson
Wallis Hall Suite 263
River Campus Box 270012
Rochester, NY 146270012
(14.1%)

Bost & Co A/C WFHF6202002
FBO The Hewlett Foundation
Attn. Mutual Funds Operations
P.O. Box 3198
Pittsburgh, PA 152303198
(11.6%)

Maine State Retirement System
46 State House Station
Augusta, ME 04333
(10.5%)

MAC & Co. A/C VCBF 1855782
Attn. Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 152303198
(8.8%)

Rob D. Nagel
Director of Investments
The Wallace Foundation
Two Park Avenue 23rd Floor
New York, NY 10016
(5.5%)

	Class V	NRECA Attn. Patricia A. Murphy Investment Division 4301 Wilson Boulevard RS18-305 Arlington, VA 222031860 (100.0%)
Class VI
Evergreen Asset Allocation Fund
200 Berkeley St
21st Floor Fund Administration
Boston, MA 02116
(73.3%)

GMO Global (U.S.+) Equity Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(10.9%)
GMO Global Balanced Asset Allocation Fund Attn. Laura Whitten GMO LLC 40 Rowes Wharf Boston, MA 02110 (15.8%)

G-

	Class M	National Financial Services LLC For the Exclusive Benefits of Our Customers - NT 200 Liberty Street One World Financial New York, NY 10281 (67.2%)	Fidelity Investments Institutional Operations Company (FIIOC), as Agent For Certain Employee Benefit Plans 100 Magellan Way (KW1C) Covington, KY 41015 (32.8%)
GMO U.S. Quality Equity Fund	Class III
Carnegie Corporation of New York
Attn. Li Tan
437 Madison Ave
New York, NY 10022
(16.3%)

Harris Trust and Savings Bank, as Agent for various Trust and Custody Accounts
Attn. Mutual Funds Unit LLE
111 West Monroe Street
Chicago, IL 60603
(8.6%)

Brown Brothers Harriman & Co. Custody FBO GMO Global Hedged Equity Fund
Attn. Global Settlement - Harold Robinson
40 Water Street
Boston, MA 02109
(5.9%)

GMO U.S. Sector Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(6.3%)

MAC & CO A/C LSXF1108002
Stanford University
Mutual Funds Operations
P.O. Box 3198
525 William Penn Place
Pittsburgh, PA 15230-3198
(5.3%)

Class IV
Evergreen Asset Allocation Fund
200 Berkeley Street
21st Floor Administration
Boston, MA 02116
(41.4%)

Bost & Co A/C NYXF1776722
(Verizon Quality)
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA 15230-3198
(9.0%)

Northern Trust Company, as Trustee FBO Mayo Foundation (Pension)
AC# 22-06943
Attn. Mr. Harry Hoffman
P.O. Box 92956
Chicago, IL 60675
(6.5%)

Gordon E. and Betty I. Moore Foundation Core Fund
Attn. Lynda Sullivan
The Presidio of San Francisco
PO Box 29910
San Francisco, CA 94129-0910
(12.0%)

GMO Global Balanced Asset Allocation Fund
Attn. Laura Whitten
GMO LLC
40 Rowes Wharf
Boston, MA 02110
(9.0%)

Partners Healthcare System Inc. Pooled Investment Accounts - Long Term Pool
Attn. William N. Donovan
101 Merrimac Street
Treasury - 4th Floor
Boston, MA 02114
(5.9%)

G-

GMO U.S. Sector Fund	Class III
Wells Fargo Bank NA
FBO Minneapolis Police Relief 13540517
P.O. Box 1533
Minneapolis, MN 55480
(18.2%)

The Employees Cash Balance Retirement Plan of the Turner Corp.
Attn. Lori V. Willox
901 Main Street Suite 4900
Dallas, TX 75202
(12.2%)

Lacross and Co. Nominee for North Center Trust Co.
FBO Reinhart Companies P/S PL
Attn. Betty Smith
230 Front Street North
P.O. Box 489
Lacrosse, WI 54602-0489
(5.3%)

Northern Trust CO, Trustee
FBO ABA Pension A/C 2218525
Attn. Mutual Funds / Special Assets
801 South Canal
Chicago, IL 60675
(9.4%)

The Board of Trustees of the University of Illinois
Attn. Janet M. Ford
247 Henry Administrative Building
506 South Wright St
Urbana, IL 61801-3620
(17.5%)

Patterson & Co.
FBO Pension Plan Employees of Tietex 1040006367
Attn. April Withers
1525 West WT Harris Boulevard
NC-1151
Charlotte, NC 28288-1151
(6.0%)

Cement Masons and Plasterers Joint
Pension Trust
Attn. Bonnie Payson
101 Convention Center Drive
Suite 600
Las Vegas, NV 89109
(5.9%)

GMO Value Fund	Class III
Nabank & Co
Attn. Recon Trust Securities
P.O. Box 2180
Tulsa, OK 74101-2180
(44.2%)

Conrad N. Hilton Foundation
100 West Liberty St. Suite 840
Reno, NV 89501
(8.1%)

Appalachian Mountain Club
Attn. Mr. Henry Isaacson
5 Joy St.
Boston, MA 02108
(6.6%)
Worcester Academy Attn. William Toomey 81 Providence St. Worcester, MA 01604 (14.8%) The Rockefeller Family Fund Attn. Ms. Maureen McCarthy 437 Madison Avenue 37th Floor New York, NY 10022-7001 (7.0%)
	Class M	American Express Trust Co. FBO American Express Trust Retirement Services Plans American Express Trust Company 50534 AXP Financial Center Minneapolis, MN 55474 (100.0%)
GMO World Opportunity Overlay Fund	Class III	GMO Core Plus Bond Fund c/o GMO 40 Rowes Wharf Boston, MA 02110 (39.4%) GMO Currency Hedged International Bond Fund c/o GMO 40 Rowes Wharf Boston, MA 02110 (35.0%)	GMO International Bond Fund c/o GMO 40 Rowes Wharf Boston, MA 02110 (16.8%) GMO Global Bond Fund c/o GMO 40 Rowes Wharf Boston, MA 02110 (6.2%)